© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Investor Presentation March 2016

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Products, Inc. "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms “may,” “should,” “could,” “anticipate,” “believe,” “continues,” “estimate,” “expect,” “intend,” “objective,” “plan,” “potential,” “project” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include: failure to retain a talented workforce including productive sales representatives; the inability of management to successfully implement strategic initiatives; failure to manage change; the ability to adequately fund our operating and working capital needs through cash generated from operations; the ability to meet the covenant requirements of our line of credit; disruptions of the Company’s information and communication systems; the effect of general economic and market conditions; inventory obsolescence; work stoppages and other disruptions at transportation centers or shipping ports; changing customer demand and product mixes; increases in commodity prices; violations of environmental protection regulations; a negative outcome related to tax matters; and, all other factors discussed in the Company’s “Risk Factors” set forth in its Annual Report on Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to update any such factors or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Products: At a Glance 3 • Leading service based provider of consumables in MRO market • Serves industrial, commercial, institutional and government markets in all 50 states, Canada, Mexico, Puerto Rico and the Caribbean • Headquartered in Chicago, IL – 5 strategically located distribution centers – Workforce ~1,500 (over 900 sales reps) • Supplies a comprehensive line of products to the MRO marketplace • VMI and private label drives high gross margins Fasteners Cutting Tools Chemicals Hydraulics Other

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Competitive Advantages and Differentiators “Not the Typical MRO Distributor” What differentiates Lawson: • Service intensive “high touch” value proposition • Vendor managed inventory or “keep fill” • Deep product knowledge • Broad geographic sales and service coverage throughout the US and Canada • Leverage investments in sales team, facilities and technology to enable outstanding customer service • Lowest total cost 4

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Our Commitment to our 70,000 Customers High touch service and technical expertise drives customer relationships One Company, Zero Headaches Inventory Management Options Access to Industry Knowledge & Expertise • Comprehensive line of products • Lawson Managed Inventory • Product recommendations from your Lawson Representative • Hundreds of pre-built assortments • Industrial vending • Application advice from our test and application engineers • Unlimited sourcing of hard-to-find items • Self-service inventory management • Complimentary on-site safety & product usage training 5 Before After

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. (1) Other consists primarily of freight revenue offset by rebates Customer and Product Profile 6 Regional Accounts 61% Strategic 14% Kent Automotive 17% Government 6% Other (1) 1% Customer Mix Fastening Systems 21% Fluid Power 15% Specialy Chemicals 15% Cutting Tools and Abrasives 15% Electrical 12% Aftermarket Automotive Supplies 8% Safety 4% Welding and Metal Repair 3% Other 7% Product Mix

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Growth Strategy Sales Growth Driven By Foundational Support ERP Network Optimization Sales Transformation Lean/Six Sigma Website Add New Sales Reps Drive Sales Rep Productivity “DNA” Acquisitions 7

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. 2016 Focus: Actions Across the Value Chain Driving Growth Information Technology – Integration of Web and SAP Lean / Six Sigma Sales Process / Sales Reps Customer Service / Order Entry Product Management / Pricing DC Operations Sourcing / Purchasing • Increase sales rep count • Onboarding process/training • Sales Management dashboard • EDI with customers • Reduction of cycle times • Order pad • Consolidation of shipments • Sales service reps • Leverage vendor drop-ship programs • Fleet maintenance focus • Pricing enhancements • Website • Reduce cycle time • Refine “Pull” strategy • Freight enhancements • Minimize backorders • Improve service levels • Forecasting tool • Supplier negotiation process • Vendor metrics • Electronic communication Add New Sales Reps and Drive Rep Productivity 8

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Longer Sales Rep Tenure Drives Rep Productivity 9 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 0 50 100 150 200 250 300 350 400 < 12 Mos. 1 - 2 Yrs. 3 - 5 Yrs. 5 - 10 Yrs. > 10 Yrs. A ve ra ge A n n u al Sal e s in T h o u sa n d s N u m b er o f Sal e s R ep s Tenure with Lawson (as of 12/31/15) Number of Reps Average Annual Sales

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Financial Highlights for Full Year 2015 • Ended 2015 with 937 sales reps, up net 21 from 2014 • Significant improvement in cash generated from operations  $9.3 million in 2015 vs. $2.3 million in 2014 • Strong gross margins – 61.3% in 2015 v. 60.4% in 2014 • Adjusted EBITDA margin improving  6.1% in 2015 v. 4.8% in 2014  Continued investment in new sales reps  Cost control measures in place 10 • Strong balance sheet  Net cash position of $9.8 million  Significant capital investments completed to support growth  $40 million credit facility in place

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Lawson Products: Poised for Growth • Foundational Investments Completed • Operational Excellence • Leverage Current Infrastructure • Continued Sales Force Expansion • Large Fragmented Market 11

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. For More Information Contact: Ronald J. Knutson EVP, CFO Investor Relations (773) 304-5665 ron.knutson@lawsonproducts.com And see our Website at http://www.lawsonproducts.com/company-info/investor-relations.jsp 12

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Appendices 13

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Significant Foundational Activities Appendix P-1 14 August 2011 Implemented SAP October 2011 Commenced construction of new McCook, Ill distribution center May 2012 Relocated corporate headquarters June 2012 Announced $20M in annual costs savings Restructured senior team August 2012 Transitioned packaging facility to McCook, Ill distribution center Entered into new five-year $40M credit facility October 2012 Announced new CEO and President, Michael G. DeCata Consolidated Vernon Hills distribution center into McCook, Ill November 2012 Completed planned staff reduction Rolled out new website to existing web customers December 2012 Completed transition of U.S. independent agents to employees April 2013 Roll-out of new website to new customers April/May 2013 McCook DC begins to ship customer orders November 2013 Entered into sub-lease of headquarters space to generate $2.9M of future cash savings December 2013 Ended year with over 800 sales reps – First increase in 8 years February 2013 Closed on Automatic Screw Machine Products sale for net proceeds of $12.1M June 2014 Closed on sale of Reno distribution facility for net proceeds of $8.3M; began 10 year lease for currently used portion of facility December 2014 Ended year with over 900 sales reps February 2015 Held North American sales meeting September 2015 Completed Western Canada acquisition March 2016 Completed Perfect Products of Michigan acquisition

Regulation G – GAAP Reconciliation

Appendix P-2

Non GAAP Reconciliation of Adjusted EBITDA to Sales Percentage

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, the Company's management believes that certain non-GAAP financial measures may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain non-operational, non-recurring or intermittently recurring items that impact the overall comparability. See the table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for quarterly adjusted EBITDA as a percentage of net sales. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

($ in thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Full Year 2014	Full Year 2015
Net Sales	$69,204	$72,080	$74,128	$70,281	$69,904	$ 70,726	$ 70,243	$ 64,961	$ 285,693	$ 275,834
Operating Income (Loss)	(4,713)	1,241	678	(2,169)	(947)	3,243	2,810	(2,985)	(4,963)	2,121
Depreciation & Amortization	2,295	2,163	2,160	2,133	2,096	2,126	2,119	2,202	8,751	8,543
EBITDA	(2,418)	3,404	2,838	(36)	1,149	5,369	4,929	(783)	3,788	10,664
Excluded Costs										
Severance	728	290	(328)	(59)	571	50	372	280	631	1,273
Stock Based Compensation (Benefit)	1,102	408	2,423	2,443	(541)	971	(30)	1,693	6,376	2,093
Loss/(Gain) on Disposal of Property	-	-	97	45	-	-	(2)	9	142	7
Legal Settlement	-	-	(688)	-	-	-	-	-	(688)	-
Remediation expense	-	-	-	340	-	-	-	931	340	931
North American sales meeting	-	-	-	-	1,889	-	-	-	-	1,889
Property Impairment Loss	2,914	132	-	-	-	-	-	-	3,046	-
Adjusted EBITDA	$ 2,326	$ 4,234	$ 4,342	$ 2,733	$ 3,068	$ 6,390	$ 5,269	$ 2,130	$ 13,635	$ 16,857
Adjusted EBITDA % of Sales	*3.4%*	*5.9%*	*5.9%*	*3.9%*	*4.4%*	*9.0%*	*7.5%*	*3.3%*	*4.8%*	*6.1%*

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LAWSON Products

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited.

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Quarterly Results Appendix P-3 16 (Dollars in thousands) Three Months Ended Dec. 31, 2015 Sep. 30, 2015 Jun. 30, 2015 Mar. 31, 2015 Dec. 31, 2014 Number of business days 61 64 64 63 61 Average daily net sales $ 1,065 $ 1,098 $ 1,105 $ 1,110 $ 1,152 Sequential quarter decrease (3.0)% (0.6)% (0.5)% (3.6)% (0.5)% Average active sales rep count 931 917 912 911 908 Period-end active sales rep count 937 925 920 917 916 Sales per rep per day $ 1.144 $ 1.197 $ 1.212 $ 1.218 $ 1.269 Sequential quarter decrease (4.4)% (1.2)% (0.5)% (4.0)% (3.4)% Net sales $ 64,961 $ 70,243 $ 70,726 $ 69,904 $ 70,281 Gross profit 39,091 43,342 43,808 42,883 42,935 Gross profit percentage 60.2% 61.7% 61.9% 61.3% 61.1 % Operating expenses Selling, general & administrative expenses $ 41,145 $ 40,532 $ 40,565 $ 43,830 $ 44,764 Other operating expenses 931 — — — 340 42,076 40,532 40,565 43,830 45,104 Operating income (loss) $ (2,985) $ 2,810 $ 3,243 $ (947) $ (2,169)

© 2015 Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited. Consolidated Balance Sheet Appendix P-4 17 December 31, 2015 December 31, 2014 ASSETS Current assets: Cash and cash equivalents $ 10,765 $ 4,207 Restricted cash 800 800 Accounts receivable, less allowance for doubtful accounts 27,231 31,546 Inventories, net 44,095 44,517 Miscellaneous receivables and prepaid expenses 3,667 5,433 Total current assets 86,558 86,503 Property, plant and equipment, net 35,487 41,588 Cash value of life insurance 10,245 9,188 Deferred income taxes 51 51 Other assets 753 510 Total assets $ 133,094 $ 137,840 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Revolving line of credit $ 925 $ — Accounts payable 9,370 7,867 Accrued expenses and other liabilities 26,048 30,861 Total current liabilities 36,343 38,728 Security bonus plan 14,641 15,857 Financing lease obligation 8,539 9,414 Deferred compensation 4,626 5,102 Deferred rent liability 3,912 4,361 Other liabilities 3,769 2,523 Total liabilities 71,830 75,985 Stockholders’ equity: Preferred stock, $1 par value: Authorized - 500,000 shares, issued and outstanding — None — — Common stock, $1 par value: Authorized - 35,000,000 shares Issued – 8,796,264 and 8,720,350 shares, respectively Outstanding – 8,771,120 and 8,706,467 shares, respectively 8,796 8,720 Capital in excess of par value 9,877 8,701 Retained earnings 43,572 43,275 Treasury stock – 25,144 and 13,883 shares held, respectively (515) (267) Accumulated other comprehensive income (466) 1,426 Total stockholders’ equity 61,264 61,855 Total liabilities and stockholders’ equity $ 133,094 $ 137,840